SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               Amendment No. 1 to
                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 25, 2014


                          ARROW CARS INTERNATIONAL INC.
             (Exact name of registrant as specified in its charter)

         Florida                    000-55002                   99-0374918
(State or other jurisdiction       (Commission               (I.R.S. Employer
     of incorporation)             File Number)           Identification Number)

Calle del Escritor Herrara Santaolalla, No. 2
         Churriana, Malaga, Spain                                  29140
  (Address of Principal Executive Offices)                       (Zip Code)

      Registrant's telephone number, including area code: (0034) 952623297

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2., below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement  communication  pursuant  to Rule  13e-4(c)  under  the
    Exchange Act (17 CFR 240.133-4(c))
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ITEM 4.01. CHANGE OF REGISTRANT'S CERTIFYING ACCOUNTANT.

RESIGNATION OF LABROZZI & CO., P.A.

     On February 13, 2014, the Public Company Accounting Oversight Board ("PCAOB") issued an order which revoked the PCAOB registration of Labrozzi & Co., P.A. ("Labrozzi"), the prior independent registered public accounting firm for Arrow Cars International, Inc. ("Company"), so that Labrozzi can no longer serve as the Certifying Accountant for any publicly held company. As a result of that revocation, the Company can no longer include the audit report and consent of Labrozzi in our future filings and other reports with the Securities and Exchange Commission. In light of the foregoing actions by the PCAOB, Labrozzi has resigned as the Company's independent registered public accounting firm, effective February 25, 2014.

     Labrozzi's report on the Company's financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles with the exception that Labrozzi's Audit Reports on the financial statements for the years ended December 31, 2012 and December 31, 2011, contained an explanatory note which raised substantial doubt as to the ability of the Company to continue as a going concern. During the Company's two most recent fiscal years and any subsequent interim period for which a review report was provided and through the date of Labrozzi's resignation, the Company did not have any disagreements with Labrozzi on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Labrozzi, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

     The Company provided Labrozzi with a copy of the disclosures set forth in this Amendment No. 1 to Current Report on Form 8-K, and requested that Labrozzi furnish the Company with a letter addressed to the SEC stating whether it agrees with the statements made by the Company herein. A copy of Labrozzi's letter to the SEC is included as Exhibit 16.1 to this Amendment No. 1 to Current Report.

NEW INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Company has engaged Salberg & Company, P.A. as our independent registered public accounting firm to audit our financial statements. Such engagement was approved by the Company's Board of Directors. The Company does not have an audit committee.

     During our two most recent fiscal years and the subsequent interim period prior to retaining Salberg & Company, P.A., (1) we did not consult Salberg & Company, P.A. regarding (a) either the application of accounting principles to a specified transaction, whether completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (b) any matter that was the subject of a disagreement or a reportable event as set forth in
Item 304(a)(1)(iv) and (v),  respectively,  of Regulation S-X, and (2) Salberg &

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Company,  P.A. did not provide us with a written report or oral advice that they concluded was an important factor considered by us in reaching a decision as to any accounting, auditing or financial reporting issue.

     The engagement of Salberg & Company, P.A. was effective February 27, 2014.

     This change in our certifying accountant may delay the filing of our Form 10-K Annual Report, which is due to be filed with the Securities and Exchange Commission on March 31, 2014.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     List of exhibits attached or incororated by reference pursuant to Item 601 of Regulation S-K:

     Exhibit No.                 Description of Exhibit
     -----------                 ----------------------

        16.1 Letter from Labrozzi & Co., P.A. to the Securities and Exchange Commission dated March 6, 2014

                                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 6, 2014

                                            ARROW CARS INTERNATIONAL, INC.


                                            By: /s/ Jeremy D. Harris
                                               ---------------------------------
                                               Jeremy D. Harris
                                               President

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